UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 17, 2011

UNIONTOWN ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52560	98-0441419
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

314 – 837 West Hastings Street, Vancouver, BC	V6C 3N6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (604) 642-6410

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01.	Regulation FD Disclosure

On March 17, 2011 we announced that we entered into a binding agreement for the purchase of certain oil and gas properties in Montana. The acquisition is expected to be completed within one month. We will file an additional current report on Form 8-K with the details of the definitive agreement within 4 business days. A press release regarding the agreement is attached as Exhibit 99.1.

Item 9.01.	Exhibits

99.1	News Release dated March 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIONTOWN ENERGY INC.

/s/ Terry Fields
Terry Fields
President and Director
Date: March 17, 2011